Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Asyst Technologies, Inc.	Case No. 09-43246 RN 11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Jun-09	PETITION DATE: 04/20/09
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

Dollars reported in USD, thousands

		End of Current	End of Prior		As of Petition
2.	Asset and Liability Structure	Month	Month		Filing
	a. Current Assets	$25,154	$23,349		$22,392	1)

	b. Total Assets	$90,450	$88,924		$88,342	1)

	c. Current Liabilities	$29,234	$25,108		$22,773	1)

	d. Total Liabilities	$36,979	$32,911		$30,654	1)

					Cumulative
3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month		(Case to Date)

	a. Total Receipts	$5,043	$3,837		$12,137	1)

	b. Total Disbursements	$4,890	$2,152		$7,354	1)

	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$153	$1,685		$4,783	1)

	d. Cash Balance Beginning of Month	$7,756	$6,071		$3,126	1)

	e. Cash Balance End of Month (c + d)	$7,909	$7,756		$7,909	1)

					Cumulative
		Current Month	Prior Month		(Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(2,542)	$(1,185)		$(4,216)	1)

5.	Account Receivables (Pre and Post Petition)	$1,575	$1,520

6.	Post-Petition Liabilities	$101	$109

7.	Past Due Post-Petition Account Payables (over 30 days)	$0	$0

At the end of this reporting month:			Yes		No
8.
Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
					X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X	2)

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		Yes	2)

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X	3)

12.	Is the estate insured for replacement cost of assets and for general liability?		X	4)

13.	Are a plan and disclosure statement on file?				X

14.	Was there any post-petition borrowing during this reporting period?				X

15.	Check if paid: Post-petition taxes	__;	5)	U.S. Trustee Quarterly Fees	___; Check if filing is current for: Post-petition

	tax reporting and tax returns:	X.	5)

	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
Footnotes:

1)	Financial information as of April 20, 2009 (the “Petition Date”) was obtained from the Debtor’s internal trial balance and the Schedules of Assets and Liabilities and subsequent amendments filed with the court. Financial information for the end of prior month and end of current month were also obtained from the Debtor’s internal trial balance prepared on a US GAAP accrual basis save for cash balances unless where noted.

2)	During June 2009, payments of approximately $950 thousand were issued to professionals under the Final Cash Collateral order, of which approximately $834 thousand related to restructuring professionals.

3)	Post-petition payroll and expense reimbursements have been made to current officers of the Company in the ordinary course of the Company’s business.

4)	On July 1, 2009, the Company renewed its general liability insurance policy with Marsh Risk & Insurance Services. Management believes the policy is sufficiently insured for replacement cost of assets and for general liability. A summary of the updated insurance policy is included in Exhibit 3.

5)	No post-petition taxes were due as of June 30, 2009. Tax returns will be prepared in due course. Any required extension of time has been obtained from the applicable taxing authority.
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	7/20/09	/s/ Paula C. LuPriore

Responsible Individual

ASYST TECHNOLOGIES, INC.
STATEMENT OF OPERATIONS

	From	Cumulative
In USD	6/1/09 to 6/30/09	from Petition Date
3rd Party Sales	2,020,601	4,264,288
Cash Discount	(1,763)	(3,206)
Change In SAB 101 Defer Rev — Inc/(Exp)	178,712	597,230

Total External Revenue	2,197,550	4,858,311

Subsidiary Sales	65,954	12,378

Total Business Unit Generated Sales	2,263,504	4,870,690

COGS — Material Unburdened	383,498	851,545
COGS — Warranty	(48,188)	7,760
COGS — Installation	62,553	62,553
COGS — PPV Variance	(16,053)	(16,053)
COGS — WIP Variance	(4,493)	(6,359)
COGS — Service L&OH(Absorbed)	327,272	821,815
COGS — Service L&OH(Over/Under Absorbed)	154,944	355,259
COGS — Other Costs of Goods	25,379	60,556
COGS — Inventory Revalue	(56,410)	(56,410)
COGS — Freight	4,783	16,595
COGS — Inventory Carrying Cost	196,037	196,037
COGS — Inventory E&O	24,978	58,746

Total 3rd Party COGS	1,054,301	2,352,044
Subsidiary COGS	64,993	70,196

Sub Total COGS	1,119,294	2,422,240

Base Labor	31,286	108,879
Fringe Benefits	15,993	40,251
Bonus/Commission/Overtime	(5,000)	(5,000)
Outside Services	(1,428)	21,456
Employee Costs	—	(2,651)
Other Variable	(4,513)	951
I/S/Telecom	16,969	27,586
Facilities Expenses	23,311	58,104
Depreciation	8,920	21,106
Other Fixed Expenses	(2,651)	—

MFG Spending	82,888	270,682

Total Cost of Goods Sold	1,202,182	2,692,922

Gross Profit	1,061,321	2,177,768

Gross Margin%	47%	45%

Base Labor	1,048,536	2,412,905
Fringe Benefits	496,839	980,163
Temporary Labor & Consulting	55,279	61,649
Bonus/Commission/Overtime	144,070	216,857
Project Material	24,561	41,049
Outside Services	252,611	340,838
Expenses Equipment/R&M	16,152	31,858
Travel & Entertainment	8,723	20,014
Employee Costs	12,220	16,170
Advertising/Promotion/Trade Shows	—	9,870
Professional Fees	1,561,961	2,530,361
Software Purchases (Expensed)	32,262	59,872
Other Variable	61,614	103,063
I/S/Telecom	134,245	187,017
Facilities Expenses	152,634	395,597
Depreciation	244,102	575,091
Other Fixed Expenses	68,564	(6,939)
Service L&OH — Subsidiary Warranty recovery	(102,818)	(200,441)
Service L&OH — Absorbed to COGS	(327,272)	(793,626)
Service L&OH — Over/Under Absorbed	(154,944)	(354,500)
Service L&OH — Charged to WIP	(31,879)	(61,266)

Operating Expenses	3,697,460	6,565,601

Income (Loss) After Overhead	(2,636,139)	(4,387,833)
Restructuring	—	—
Total Operating Expenses	(2,636,139)	6,565,601

Operating Income (Loss)	(2,636,139)	(4,387,833)

Other Expense/(Income)	(40,125)	(37,644)
Transactional FX Losses/(Gains)	1,153	(9,511)

Total Other (Income) & Expenses	(38,971)	(47,155)

Loss Before Interest & Taxes	(2,597,167)	(4,340,679)

Third Party Interest (Income)	(1,098)	(1,280)
Subsidiary Interest Expense (Income)	(53,995)	(123,213)

Net Interest Expense/(Income)	(55,093)	(124,493)

Income (Loss) before & Taxes	(2,542,074)	(4,216,186)

Corporate Income Tax[1]	—	—

Net Income/(Loss)	(2,542,074)	(4,216,186)

Footnotes:

1)	Corporate tax accounts have not been finalized and are subject to change.

ASYST TECHNOLOGIES, INC.
BALANCE SHEET

	As of	As of	As of
In USD	4/20/2009[1]	5/31/2009[1]	6/30/2009[1]
ASSETS:
Cash And Equivalents — Unrestricted[2]	3,038,152	7,564,303	7,576,828

Cash and Short Term Investments	3,038,152	7,564,303	7,576,828

Trade Accounts Receivables	3,925,902	2,464,761	2,519,599
Allowance For Doubtful Debts	(945,223)	(945,223)	(944,873)

Net Trade Receivables	2,980,679	1,519,537	1,574,725

Receivables From Employees	7,500	6,575	28,069
Other Non Trade Receivables	788,284	788,284	788,284

Net Non-Trade Receivables	795,784	794,859	816,354
Accounts Receivable, Net	3,776,463	2,314,397	2,391,079

Receivable/(Payable) from Subsidiaries	10,765,948	9,084,570	9,511,912

Raw Materials	2,932,312	2,935,678	3,029,689
Inventory Reserve	(4,825,161)	(4,839,758)	(4,890,111)
Work-in-Progress	102,583	110,880	130,602
Finished Goods	278,324	321,748	386,409
Parts	4,856,632	4,570,705	4,349,133
Other Work-in-Progress	31,019	93,645	139,302

Total Inventory	3,375,709	3,192,898	3,145,024

Deferred Tax Asset[3]	(2,165)	(2,165)	(2,165)
Prepaid Expenses	1,437,700	1,194,651	2,531,038

Total Current Assets	22,391,807	23,348,654	25,153,717

Leasehold Improvements	7,340,030	7,340,030	7,340,030
Machinery & Equipment	9,080,778	9,084,747	9,084,747
Office Equipment, Furniture & Fixtures	13,136,711	13,136,711	13,136,711

Total Gross PP&E	29,557,519	29,561,488	29,561,488

Accum Depreciation — Leasehold Improve	3,304,983	3,426,672	3,517,938
Accum Depreciation — Machinery & Equip	6,484,537	6,628,080	6,733,125
Accum Depreciation — Off Equip Furn Fix	11,561,686	11,639,627	11,696,339

Total Accumulated Depreciation	21,351,206	21,694,379	21,947,402
Net PP&E	8,206,313	7,867,109	7,614,086

Gross Goodwill	7,061,892	7,061,892	7,061,892
Accum Amortization — Goodwill	(3,664,064)	(3,664,064)	(3,664,064)

Net Goodwill	3,397,828	3,397,828	3,397,828

Gross Licenses/Patents	5,251,830	5,251,830	5,251,830
Accum Amortization — Licenses/Patents	(4,509,133)	(4,544,309)	(4,570,692)

Net Licenses/Patents	742,697	707,520	681,138

Gross Developed Technology	11,832,181	11,832,181	11,832,181
Accum Amortization — Develop Technology	(11,832,181)	(11,832,181)	(11,832,181)

Net Developed Technology	(0)	(0)	(0)

Gross Customer Base	9,013,591	9,013,591	9,013,591
Accum Amortization — Customer Base	(9,013,591)	(9,013,591)	(9,013,591)

Net Customer Base	(0)	(0)	(0)

Gross Trademarks	3,295,000	3,295,000	3,295,000
Accum Amortization — Trademarks	(3,295,000)	(3,295,000)	(3,295,000)

Net Trademarks	—	—	—

Intangibles Net	742,697	707,520	681,137

Investments In Subsidiary	27,779,498	27,779,498	27,779,498
Loan receivable from Subsidiary — Long Term	25,700,000	25,700,000	25,700,000
LT Deferred Tax Assets[3]	1	1	1
Other Long Term Assets	123,630	123,630	123,630

Other Assets, Net	53,603,129	53,603,129	53,603,129

Long Term Assets	65,949,967	65,575,585	65,296,180

Total Assets	88,341,774	88,924,240	90,449,897

	As of	As of	As of
In USD	4/20/2009[1]	5/31/2009[1]	6/30/2009[1]
LIABILITIES:

Accounts Payable — Pre[4]	5,369,034	5,369,034	5,369,034
Accounts Payable — Pre[4]	—	257,852	257,852
Accounts Payable — Post	—	108,719	101,028

Current Trade Payables	5,369,034	5,735,605	5,727,914

Other Taxes & Dues Payable[3]	71,245	86,512	105,083
Corporate Income Tax Payable[3]	19,098	17,048	16,501

Current Taxes Payables	90,343	103,560	121,584

Current Employee Compensation Accrual	3,214,023	2,212,111	2,271,553
Current Installation & Warranty Reserve	1,166,729	1,040,726	876,101
Current Severance & Restructuring Reserve	144,866	26,000	26,000

Total Accrued Liabilities	4,525,619	3,278,837	3,173,654

Deferred Revenue (SAB)	2,545,849	2,284,643	2,185,607
Deferred Revenue (Install)	378,722	568,083	1,910,384
Deferred Revenue	457,570	336,869	271,798

Deferred Revenue	3,382,142	3,189,596	4,367,790

Loan Payable — Short Term	4,000,000	4,000,000	4,000,000
Customer Deposits — Pre	128,090	128,090	128,090
Customer Deposits — Post	—	1,813,282	3,454,335
Other Supplier Liabilities — Pre[5]	850,565	850,565	850,565
Other Settlement Liabilities — Pre	189,201	189,201	189,201
Other Accrued Liabilities	4,237,909	5,819,025	7,221,069

Total Other Current Liabilities	9,405,765	12,800,162	15,843,260

Total Current Liabilities	22,772,902	25,107,760	29,234,201

Other Accrued Long Term Liabilities	1,914,416	1,836,136	1,777,426
Loan Payable — Long Term	5,966,985	5,966,985	5,966,985

Total Liabilities	30,654,303	32,910,881	36,978,612

Common Stock (Share Capital)	419,860,714	419,860,714	419,860,714
Additional Paid In Capital	55,624,974	55,624,974	55,624,974

Total Common Stock and APIC	475,485,688	475,485,688	475,485,688

Prior Year Retained Earnings	(411,892,495)	(411,892,495)	(411,892,495)
Cumulative Effect of Change in Accounting Principle	(1,304,685)	(1,304,685)	(1,304,685)
Retained Earnings/(Deficit) — Pre-petition	(2,668,598)	(2,668,598)	(2,668,598)
Retained Earnings/(Deficit) — Post-petition	—	(1,674,112)	(4,216,186)

Total retained earnings	(415,865,777)	(417,539,890)	(420,081,963)

Other comprehensive Loss	(1,932,440)	(1,932,440)	(1,932,440)

Total Equity	57,687,471	56,013,359	53,471,285

Total Liability & Equity	88,341,774	88,924,240	90,449,897

Footnotes:

1)	Balance sheet account balances as of April 20, 2009 (the “Petition Date”) were obtained from the Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court and the Company’s internal trial balance as of April 20, 2009. Asset account balances and certain non-liquidating liability and equity accounts were obtained from the Company’s April 20, 2009 trial balance. Pre-petition liability account balances obtained from the Schedules of Assets and Liabilities are labeled “pre” and were obtained from the Company’s internal records. Post-petition liability account balances were obtained from the Company’s May 31, 2009 and June 30, 2009 internal trial balances and are labeled “post”. GAAP assets and liabilities were included in the MOR balance sheet for presentation and consistency purposes.

2)	Cash and equivalents is reported per book basis net of checks and deposits in transit not reflected on the cash basis otherwise reported in this Monthly Operating Report.

3)	Corporate tax accounts have not been finalized and are subject to change.

4)	The Accounts Payable “Pre” balances reflects $5.4 million of additional liabilities that were scheduled in the Company’s Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court on June 4, 2009, and approximately $258,000 of liabilities that were not reflected in the Schedules of Assets and Liabilities as invoices for these liabilities were not received until after the filing.

5)	The total liabilities as of April 20, 2009 (the “Petition Date”) reported in the Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court included approximately $2.9 million of unrecorded or codified liabilities for a specific supplier and this amount is not included in the balance sheets above prepared on the accrual basis of accounting.

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due
	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
Receivables and Payables Agings
0 -30 Days	$1,124,814	$55,362

31-60 Days	$309,481	$40,666

61-90 Days	$27,665	$5,000

91+ Days	$1,057,638

Total accounts receivable/payable	$2,519,598	$101,028

Allowance for doubtful accounts	$944,873

Accounts receivable (net)	$1,574,725

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

Inventory(ies)
Balance at
End of Month
Retail/Restaurants -
Product for resale

Distribution -
Products for resale

Manufacturer -
Raw Materials	$7,378,822

Work-in-progress	$269,904

Finished goods	$386,409

Other — Explain

Inventory Reserves [2]	$(4,890,111)

TOTAL	$3,145,024

Cost of Goods Sold

Inventory Beginning of Month	$3,192,898

Add -
Net purchase	$281,019

Direct labor	$65,378

Manufacturing overhead

Freight in

Other:	$67,396

Provision for Excess & Obsolescence	$(24,978)

Less -
Inventory End of Month	$3,145,024

Shrinkage

Personal Use

Cost of Goods Sold	$436,689

Method of Inventory Control
Do you have a functioning perpetual inventory system?
Yes ☑     No ☐
How often do you take a complete physical inventory?

Weekly

Monthly

Quarterly

Semi-annually

Annually	X

Date of last physical inventory was performed on March 15, 2008.

Date of next physical inventory is not scheduled[1]
Inventory Valuation Methods
Indicate by a checkmark method of inventory used.

Valuation methods -
FIFO cost

LIFO cost

Lower of cost or market	X

Retail method

Other

Explain

Footnotes:

1)	The last complete physical count was conducted on March 15, 2008. Since then, the Company developed a cycle count program that was performed on a quarterly basis. The cycle count program was approved and reviewed by its former auditor. However, the cycle count program has been stopped since April 20, 2009 (the “Petition Date”) due to a lack of resources post filing.

2)	The Company’s inventory balance includes a $4.9 million reserve, of which, approximately $1.9 million relates to a reserve against inventory held by one of the Company’s suppliers.

Schedule C
Real Property

	Cost	Market Value
Description
None

Total	$0	$0

Schedule D
Other Depreciable Assets

	Cost	Market Value
Description
Machinery & Equipment -
Machinery & Equipment	$3,124,116	$1,243,610

Tooling	$1,940,463	$323,483

Engineering Equipment	$2,742,761	$449,806

Marketing Equipment	$1,058,384	$257,933

Marketing Evaluation/Demo Unit	$165,368	$73,165

Field Service Equipment	$49,837	$0

Total	$9,080,930	$2,347,996

Furniture & Fixtures and Office Equipment -
Furniture & Fixtures	$1,176,265	$586,375

Computer Hardware	$1,893,516	$141,986

Computer Software	$10,066,929	$712,011

Total	$13,136,710	$1,440,372

Office Equipment -

Total	$0	$0

Leasehold Improvements -
Leasehold Improvements	$7,340,030	$3,822,092

Total	$7,340,030	$3,822,092

Vehicles -
Company Vehicle	$3,818	$3,626

Total	$3,818	$3,626

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$25,764				$25,764

FICA — Employee	$5,548				$5,548

FICA — Employer	$5,548				$5,548

Unemployment (FUTA)	$3,876				$3,876

Income	$0				$0

Other (Attach List)	$0				$0

Total Federal Taxes	$40,737	$0	$0	$0	$40,737

State and Local
Income Tax Withholding	$8,163				$8,163

Unemployment (UT)	$72				$72

Disability Insurance (DI)	$0				$0

Empl. Training Tax (ETT)	$0				$0

Sales	$12,465	$9,745	$6,540		$28,750

Excise	$0				$0

Real property	$0				$0

Personal property	$0				$0

Income	$0				$0

Other (Attach List)	$600				$600

Total State & Local Taxes	$21,300	$9,745	$6,540	$0	$37,585

Total Taxes	$62,037	$9,745	$6,540	$0	$78,322

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification -	Amount[1]	Amount (b)
Secured claims[2] (a)	$77,000,000

Priority claims other than taxes[3]	N/A

Priority tax claims[3]	N/A

General unsecured claims	$9,454,126

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H4
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank

Account Type

Account No.

Account Purpose

Balance, End of Month

Total Funds on Hand for all Accounts	(see attached reconciliation)

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.
Footnotes:

1)	Obtained from Schedule of Assets and Liabilities and related amendments as filed with the U.S. Bankruptcy Court.

2)	Secured claims total of $77 million was obtained from the Schedule of Assets and Liabilities and represents guarantees made by the Company as defined in the Creditor Agreement dated July 27, 2007. As the secured claims are not directly held by the Company, these amounts are not presented in the Company’s balance sheet.

3)	Priority claims are listed as “N/A” as the Company did not identify any priority claims during its preparation of the Schedules of Assets and Liabilities.

4)	See attachments 1 and 2 for bank reconciliations and associated bank statements.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 06/30/09

		Actual	Cumulative
		Current Month	(Case to Date)
	Cash Receipts
1	Rent/Leases Collected

2	Cash Received from Sales	$4,966,510	$10,034,720

3	Interest Received	$74	$123

4	Borrowings

5	Funds from Shareholders, Partners, or Other Insiders

6	Capital Contributions

7	Receipts from Subsidiaries		$2,000,000

8	Other Receipts[1]	$35,000	$61,006

9	Net receipts from settlement of forward contracts	$41,379	$41,379

10

11

12	Total Cash Receipts	$5,042,963	$12,137,228

	Cash Disbursements
13	Payments for Inventory & Manufacturing Services	$2,022,812	$2,588,717

14	Selling

15	Administrative	$118,788	$209,327

16	Capital Expenditures

17	Principal Payments on Debt

18	Interest Paid

	Rent/Lease:
19	Personal Property

20	Real Property	$35,329	$83,788

	Amount Paid to Owner(s)/Officer(s)
21	Salaries

22	Draws

23	Commissions/Royalties

24	Expense Reimbursements

25	Other

26	Salaries/Commissions (less employee withholding)	$905,440	$1,910,839

27	Management Fees

	Taxes:
28	Employee Withholding	$412,099	$786,494

29	Employer Payroll Taxes	$77,769	$184,979

30	Real Property Taxes

31	Other Taxes	$3,450	$6,062

32	Other Cash Outflows:

33	Payment to Gelco		$215

34	Bank charges	$895	$3,551

35	Professional fees[2]	$950,259	$990,259

36	Employee Advances	$23,816	$31,349

37	Insurance Premiums and Claims related to Employee Benefits	$339,649	$558,898

38	Total Cash Disbursements:	$4,890,306	$7,354,478

39	Net Increase (Decrease) in Cash	$152,657	$4,782,750

40	Cash Balance, Beginning of Period	$7,755,886	$3,125,792

41	Cash Balance, End of Period	$7,908,543	$7,908,543

Footnotes:

1)	Ordinary course payments to non-restructuring professionals were made for patent fee applications. As these payments were not issued under the Final Cash Collateral order, the law firm that received this payment issued the Company a check in June 2009 to return the funds.

2)	During June 2009, payments of approximately $950 thousand were issued to professionals under the Final Cash Collateral order, of which approximately $834 thousand related to restructuring professionals.

Tax Affidavit
Monthly Operating Report for Month Ending June, 2009
For the period beginning Monday, June 01, 2009 and ending Tuesday, June 30, 2009
To the best of my knowledge, Asyst Technologies, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

7/20/09 Date	/s/ Paula C. LuPriore Paula C. LuPriore

Attachment 1 — Bank Accounts & Reconciliations

Asyst Technologies Inc. — ATI Fremont
Bank Balance by bank account

								USD
			USD					6/30/09
			6/30/09		Deposits in			Book Ending Bal
Entity	Bank	Account Type	Bank Ending Bal	O/S Checks	Transit	Other		(GL Bal)
Asyst Technologies, Inc.	Citibank	USD — Accounts Payable	—	(297,581)	—	33		(297,548)
G/L ACCOUNT # 1010000000		Concentration	136,700	—	—	18,666	155,366
G/L ACCOUNT # 1017000004		Sweep	572,918	—	—	—	572,918
Asyst Technologies, Inc.	Citibank	USD — Checking / Sweep	709,618	—	—	18,666		728,284
Asyst Technologies, Inc.	Citibank	USD — Flex Benefits	—	—	—	—		—
Asyst Technologies, Inc.	Citibank	USD — Payroll	—	(2,262)	—	—		(2,262)
Asyst Technologies, Inc.	Citigroup Smith Barney	USD — Money Market	—					—
Asyst Technologies, Inc.	Comerica Bank — California	USD — Payroll	25,520	(50,703)	—			(25,184)
G/L ACCOUNT # 1017000002			—	—	—	—	—	—
G/L ACCOUNT #: 1011100009			7,131,399	—	—		7,131,399
Asyst Technologies, Inc.	Comerica Bank — California	USD — Checking / Sweep	7,131,399	—	—	—		7,131,399
Asyst Technologies, Inc.	Silicon Valley Bank (SVB)	USD — Checking	461	—	—	—		461
Asyst Technologies, Inc.	SVB Securities	USD — Money Market	41,840	—	—	—		41,840

			7,908,837	(350,546)	—	18,699	—	7,576,991

Attachment 2 — Bank Statements

CitiDirect@Online Banking
Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/01/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
162,900.00	122,800.00	162,900.00	100,000.00	3	935,710.95	2	975,810.95	40,100.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/01/2009	06/01/2009	NONREF	10915203172 1	DEPOSIT*		22,897.00
06/01/2009	06/01/2009	NONREF	20915203169 1	SWEEP PRINCIPAL CR		912,740.16
06/01/2009	06/01/2009	NONREF	20915203171 1	SWEEP INTEREST CR		73.79
06/01/2009	06/01/2009	NONREF	30915203173 1	SWEEP PRINCIPAL DR		974,212.43-
06/01/2009	06/01/2009	0000000377	LCT91520532500	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	1,598.52-
= Indicates Calculated Balances

1 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/02/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
122,800.00	123,100.00	100,100.00	100,000.00	4	1,022,487.43	4	1,022,187.43	300.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/02/2009	06/02/2009	NONREF	10915303181 1	DEPOSIT*		435.00
06/02/2009	06/02/2009	NONREF	20915303174 1	SWEEP PRINCIPAL CR		974,212.43
06/02/2009	06/02/2009	NONREF	20915303176 1	ACH CREDIT		39,675.00
06/02/2009	06/02/2009	NONREF	30915303183 1	SWEEP PRINCIPAL DR		841,874.53	-
06/02/2009	06/02/2009	0000000377	LCT91530414300	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	11,667.08	-
06/02/2009	06/02/2009	D15392815329	LCT91531048700	SAME DAY DR TRANSFER		65,683.37	-
06/02/2009	06/02/2009	D15392866959	LCT91531240700	SAME DAY DR TRANSFER		102,962.45	-
06/02/2009	06/02/2009	NONREF	S06915307E0301	SAME DAY CR TRANSFER		8,165.00
= Indicates Calculated Balances

2 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/03/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
123,100.00	104,600.00	122,700.00	100,000.00	5	921,905.63	4	940,405.63	18,500.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/03/2009	06/03/2009	NONREF	10915403189 1	DEPOSIT*		4,275.00
06/03/2009	06/03/2009	NONREF	20915403185 1	SWEEP PRINCIPAL CR		841,874.53
06/03/2009	06/03/2009	NONREF	30915403190 1	SWEEP PRINCIPAL DR		855,837.93	-
06/03/2009	06/03/2009	NONREF	G0191540511301	SAME DAY CR TRANSFER		36,293.00
06/03/2009	06/03/2009	01229154908ZIFMW	G0191543933401	SAME DAY DR TRANSFER	CITIBANK EUROPE PLC	2,913.85	-
06/03/2009	06/03/2009	0000000377	LCT91541307000	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	32,659.63	-
06/03/2009	06/03/2009	D15493277421	LCT91542430100	SAME DAY DR TRANSFER		48,994.22	-
06/02/2009	06/03/2009	NONREF	S0691531459A01	SAME DAY CR TRANSFER		35,267.50
06/02/2009	06/03/2009	NONREF	S0691540034A01	SAME DAY CR TRANSFER	ASYST TECH (TAIWAN) LTD	4,195.60
= Indicates Calculated Balances

3 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/04/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
104,600.00	104,200.00	100,400.00	100,000.00	4	998,712.98	3	999,112.98	400.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/04/2009	06/04/2009	NONREF	10915503196 1	DEPOSIT*		6,891.05
06/04/2009	06/04/2009	NONREF	20915503191 1	SWEEP PRINCIPAL CR		855,837.93
06/04/2009	06/04/2009	NONREF	20915503192 1	ACH CREDIT		114,414.00
06/04/2009	06/04/2009	NONREF	30915503197 1	SWEEP PRINCIPAL DR		998,316.79	-
06/04/2009	06/04/2009	0000000377	LCT91550466700	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	746.64	-
06/04/2009	06/04/2009	D15593758947	LCT91551310700	SAME DAY DR TRANSFER		49.55	-
06/04/2009	06/04/2009	NONREF	S0691550A50101	SAME DAY CR TRANSFER		21,570.00
= Indicates Calculated Balances

4 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/05/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
104,200.00	100,000.00	104,200.00	100,000.00	3	1,046,125.29	3	1,050,325.29	4,200.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/05/2009	06/05/2009	NONREF	20915603198 1	SWEEP PRINCIPAL CR		998,316.79
06/05/2009	06/05/2009	NONREF	20915603200 1	ACH CREDIT		29,683.50
06/05/2009	06/05/2009	NONREF	30915603203 1	SWEEP PRINCIPAL DR		1,030,440.96	-
06/05/2009	06/05/2009	0000000377	LCT91560565200	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	3,509.84	-
06/05/2009	06/05/2009	D15694354355	LCT91561702600	SAME DAY DR TRANSFER		16,374.49	-
06/05/2009	06/05/2009	NONREF	S06915402A8D01	SAME DAY CR TRANSFER		18,125.00
= Indicates Calculated Balances

5 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/08/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
100,000.00	101,700.00	100,000.00	100,000.00	2	1,032,150.52	3	1,030,450.52	1,700.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/08/2009	06/08/2009	NONREF	10915903207 1	DEPOSIT*		1,709.56
06/08/2009	06/08/2009	NONREF	20915903204 1	SWEEP PRINCIPAL CR		1,030,440.96
06/08/2009	06/08/2009	NONREF	30915903209 1	SWEEP PRINCIPAL DR		978,941.73	-
06/08/2009	06/08/2009	0000000377	LCT91590459800	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	14,337.65	-
06/08/2009	06/08/2009	D15994869581	LCT91591530400	SAME DAY DR TRANSFER		37,171.14	-
= Indicates Calculated Balances

6 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/09/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
101,700.00	101,900.00	100,100.00	100,000.00	5	1,084,539.73	3	1,084,339.73	200.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/09/2009	06/09/2009	NONREF	10916003215 1	DEPOSIT*		395.50
06/09/2009	06/09/2009	NONREF	20916003210 1	SWEEP PRINCIPAL CR		978,941.73
06/09/2009	06/09/2009	NONREF	20916003211 1	ACH CREDIT		6,845.00
06/09/2009	06/09/2009	NONREF	20916003212 1	ACH CREDIT		84,553.50
06/09/2009	06/09/2009	NONREF	30916003216 1	SWEEP PRINCIPAL DR		1,023,139.09	-
06/09/2009	06/09/2009	0000000377	LCT91600389300	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	49,257.58	-
06/09/2009	06/09/2009	D16095335027	LCT91601096900	SAME DAY DR TRANSFER		11,943.06	-
06/09/2009	06/09/2009	NONREF	S0691560B71201	SAME DAY CR TRANSFER		13,804.00
= Indicates Calculated Balances

7 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/10/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
101,900.00	100,300.00	101,600.00	100,000.00	3	1,090,597.73	7	1,092,197.73	1,600.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/10/2009	06/10/2009	NONREF	10916103225 1	DEPOSIT*		5,908.64
06/10/2009	06/10/2009	NONREF	20916103217 1	SWEEP PRINCIPAL CR		1,023,139.09
06/10/2009	06/10/2009	NONREF	20916103218 1	ACH CREDIT		61,550.00
06/10/2009	06/10/2009	NONREF	30916103226 1	SWEEP PRINCIPAL DR		1,021,593.20	-
06/10/2009	06/10/2009	0000000377	LCT91610771800	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	41,294.55	-
06/10/2009	06/10/2009	D16196037800	LCT91611575800	SAME DAY DR TRANSFER		27,034.75	-
06/10/2009	06/10/2009	D16196037817	LCT91611575900	SAME DAY DR TRANSFER		660.89	-
06/10/2009	06/10/2009	D16196037805	LCT91611576000	SAME DAY DR TRANSFER		493.77	-
06/10/2009	06/10/2009	D16196037782	LCT91611576100	SAME DAY DR TRANSFER		1,014.57	-
06/10/2009	06/10/2009	D16196037834	LCT91611576600	SAME DAY DR TRANSFER		106.00	-
= Indicates Calculated Balances

8 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/11/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
100,300.00	105,700.00	100,300.00	100,000.00	3	1,165,985.15	2	1,160,585.15	5,400.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/11/2009	06/11/2009	NONREF	10916203230 1	DEPOSIT*		5,700.00
06/11/2009	06/11/2009	NONREF	20916203227 1	SWEEP PRINCIPAL CR		1,021,593.20
06/11/2009	06/11/2009	NONREF	30916203231 1	SWEEP PRINCIPAL DR		1,159,162.52	-
06/11/2009	06/11/2009	NONREF	G0191620577401	SAME DAY CR TRANSFER		138,691.95
06/11/2009	06/11/2009	0000000377	LCT91620782500	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	1,422.63	-
= Indicates Calculated Balances

9 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/12/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
105,700.00	105,600.00	100,100.00	100,000.00	4	1,356,187.52	4	1,356,287.52	100.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/12/2009	06/12/2009	NONREF	20916303232 1	SWEEP PRINCIPAL CR		1,159,162.52
06/12/2009	06/12/2009	NONREF	20916303233 1	ACH CREDIT		111,200.00
06/12/2009	06/12/2009	NONREF	20916303234 1	ACH CREDIT		83,300.00
06/12/2009	06/12/2009	NONREF	20916303235 1	ACH CREDIT		2,525.00
06/12/2009	06/12/2009	NONREF	30916303239 1	SWEEP PRINCIPAL DR		1,354,567.52	-
06/12/2009	06/12/2009	0000000377	LCT91630536300	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	900.00	-
06/12/2009	06/12/2009	D16396793730	LCT91631140100	SAME DAY DR TRANSFER		283.00	-
06/12/2009	06/12/2009	D16396799642	LCT91631259200	SAME DAY DR TRANSFER		537.00	-
= Indicates Calculated Balances

10 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/15/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
105,600.00	105,800.00	105,600.00	100,000.00	4	1,420,671.03	7	1,420,471.03	200.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/15/2009	06/15/2009	NONREF	10916603247 1	DEPOSIT*		427.50
06/15/2009	06/15/2009	NONREF	10916603248 1	DEPOSIT*		5,426.43
06/15/2009	06/15/2009	NONREF	10916603249 1	DEPOSIT*		60,249.58
06/15/2009	06/15/2009	NONREF	20916603240 1	SWEEP PRINCIPAL CR		1,354,567.52
06/15/2009	06/15/2009	NONREF	30916603250 1	SWEEP PRINCIPAL DR		1,379,734.42	-
06/15/2009	06/15/2009	012291669091UYO1	G0191663857201	SAME DAY DR TRANSFER	CITIBANK EUROPE PLC	3,366.88	-
06/15/2009	06/15/2009	012291669091UYOR	G0191663875101	SAME DAY DR TRANSFER	CITIBANK EUROPE PLC	15,681.63	-
06/15/2009	06/15/2009	0000000377	LCT91660559900	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	1,866.07	-
06/15/2009	06/15/2009	D16697259441	LCT91661568500	SAME DAY DR TRANSFER	ASYST TECH (TAIWAN) LTD	865.85	-
06/15/2009	06/15/2009	D16697296470	LCT91661568700	SAME DAY DR TRANSFER		4,996.00	-
06/15/2009	06/15/2009	D16697251341	LCT91661568800	SAME DAY DR TRANSFER		13,960.18	-
= Indicates Calculated Balances

11 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/16/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
105,800.00	122,800.00	100,100.00	100,000.00	2	1,396,838.42	9	1,379,838.42	17,000.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/16/2009	06/16/2009	NONREF	10916703260 1	DEPOSIT*		17,104.00
06/16/2009	06/16/2009	NONREF	20916703251 1	SWEEP PRINCIPAL CR		1,379,734.42
06/16/2009	06/16/2009	NONREF	30916703261 1	SWEEP PRINCIPAL DR		1,244,936.06	-
06/16/2009	06/16/2009	0000000377	LCT91670444800	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	23,902.33	-
06/16/2009	06/16/2009	D16797706100	LCT91671529700	SAME DAY DR TRANSFER		1,522.74	-
06/16/2009	06/16/2009	D16797706096	LCT91671529800	SAME DAY DR TRANSFER		62,004.00	-
06/16/2009	06/16/2009	D16797702383	LCT91671538700	SAME DAY DR TRANSFER		756.00	-
06/16/2009	06/16/2009	D16797702384	LCT91671538800	SAME DAY DR TRANSFER		7,389.00	-
06/16/2009	06/16/2009	D16797702385	LCT91671538900	SAME DAY DR TRANSFER		20,661.90	-
06/16/2009	06/16/2009	D16797702401	LCT91671539000	SAME DAY DR TRANSFER		540.00	-
06/16/2009	06/16/2009	D16797702437	LCT91671548800	SAME DAY DR TRANSFER		18,126.39	-
= Indicates Calculated Balances

12 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/17/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
122,800.00	120,100.00	105,700.00	100,000.00	2	1,248,009.34	4	1,250,709.34	2,700.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/17/2009	06/17/2009	NONREF	10916803266 1	DEPOSIT*		3,073.28
06/17/2009	06/17/2009	NONREF	20916803262 1	SWEEP PRINCIPAL CR		1,244,936.06
06/17/2009	06/17/2009	NONREF	30916803267 1	SWEEP PRINCIPAL DR		1,071,338.40	-
06/17/2009	06/17/2009	012291689092BVGG	G0191682825101	SAME DAY DR TRANSFER	CITIBANK EUROPE PLC	3,150.90	-
06/17/2009	06/17/2009	0000000377	LCT91680746900	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	51,220.04	-
06/17/2009	06/17/2009	D16898088743	LCT91680912500	SAME DAY DR TRANSFER		125,000.00	-
= Indicates Calculated Balances

13 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/18/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
120,100.00	103,000.00	117,100.00	100,000.00	3	1,117,970.28	4	1,135,070.28	17,100.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/18/2009	06/18/2009	NONREF	10916903273 1	DEPOSIT*		45,735.44
06/18/2009	06/18/2009	NONREF	20916903268 1	SWEEP PRINCIPAL CR		1,071,338.40
06/18/2009	06/18/2009	NONREF	30916903274 1	SWEEP PRINCIPAL DR		1,084,756.10	-
06/18/2009	06/18/2009	0000000377	LCT91690475700	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	8,544.03	-
06/18/2009	06/18/2009	D16998543877	LCT91691114500	SAME DAY DR TRANSFER		39,144.15	-
06/18/2009	06/18/2009	D16998571511	LCT91691114600	SAME DAY DR TRANSFER		2,626.00	-
06/18/2009	06/18/2009	NONREF	S069169035DA01	SAME DAY CR TRANSFER		896.44
= Indicates Calculated Balances

14 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/19/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
103,000.00	108,600.00	103,000.00	100,000.00	4	1,096,731.17	3	1,091,131.17	5,600.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/19/2009	06/19/2009	NONREF	10917003280 1	DEPOSIT*		8,667.82
06/19/2009	06/19/2009	NONREF	20917003275 1	SWEEP PRINCIPAL CR		1,084,756.10
06/19/2009	06/19/2009	NONREF	30917003281 1	SWEEP PRINCIPAL DR		857,912.03	-
06/19/2009	06/19/2009	NONREF	F009170003F601	SAME DAY CR TRANSFER		2,135.00
06/19/2009	06/19/2009	25667385	F0091700416001	SAME DAY CR TRANSFER		1,172.25
06/19/2009	06/19/2009	0000000377	LCT91700861400	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	2,036.45	-
06/19/2009	06/19/2009	D17099104251	LCT91701796400	SAME DAY DR TRANSFER		231,182.69	-
= Indicates Calculated Balances

15 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/22/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
108,600.00	116,300.00	100,100.00	100,000.00	5	889,358.03	3	881,658.03	7,700.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/22/2009	06/22/2009	NONREF	10917303287 1	DEPOSIT*		6,127.50
06/22/2009	06/22/2009	NONREF	10917303288 1	DEPOSIT*		1,771.00
06/22/2009	06/22/2009	NONREF	20917303282 1	SWEEP PRINCIPAL CR		857,912.03
06/22/2009	06/22/2009	NONREF	30917303289 1	SWEEP PRINCIPAL DR		829,130.62	-
06/22/2009	06/22/2009	20000161PRIMAXXA	F0091730471601	SAME DAY CR TRANSFER		2,500.00
06/22/2009	06/22/2009	0122917390936XAU	G0191733833301	SAME DAY DR TRANSFER	CITIBANK EUROPE PLC	18,666.09	-
06/22/2009	06/22/2009	0000000377	LCT91730884800	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	33,861.32	-
06/22/2009	06/22/2009	NONREF	S0691731258401	SAME DAY CR TRANSFER		21,047.50
= Indicates Calculated Balances

16 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/23/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
116,300.00	113,500.00	108,500.00	100,000.00	2	834,963.48	11	837,763.48	2,800.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/23/2009	06/23/2009	NONREF	10917403301 1	DEPOSIT*		5,832.86
06/23/2009	06/23/2009	NONREF	20917403290 1	SWEEP PRINCIPAL CR		829,130.62
06/23/2009	06/23/2009	NONREF	30917403302 1	SWEEP PRINCIPAL DR		638,208.87	-
06/23/2009	06/23/2009	0000000377	LCT91740507900	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	30,871.96	-
06/23/2009	06/23/2009	D17490155486	LCT91741539100	SAME DAY DR TRANSFER		657.40	-
06/23/2009	06/23/2009	D17490155488	LCT91741539200	SAME DAY DR TRANSFER		8,115.73	-
06/23/2009	06/23/2009	D17490155490	LCT91741539300	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES GMBH	5,778.20	-
06/23/2009	06/23/2009	D17490155494	LCT91741539400	SAME DAY DR TRANSFER		438.92	-
06/23/2009	06/23/2009	D17490155487	LCT91741539500	SAME DAY DR TRANSFER		15,487.38	-
06/23/2009	06/23/2009	D17490155507	LCT91741539600	SAME DAY DR TRANSFER		7,165.55	-
06/23/2009	06/23/2009	D17490155501	LCT91741539800	SAME DAY DR TRANSFER		124,643.97	-
06/23/2009	06/23/2009	D17490155496	LCT91741539900	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES KOREA	3,998.18	-
06/23/2009	06/23/2009	D17490170349	LCT91741575400	SAME DAY DR TRANSFER		2,397.32	-
= Indicates Calculated Balances

17 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/24/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
113,500.00	105,700.00	107,800.00	100,000.00	3	689,287.75	5	697,087.75	7,800.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/24/2009	06/24/2009	NONREF	20917503304 1	SWEEP PRINCIPAL CR		638,208.87
06/24/2009	06/24/2009	NONREF	30917503310 1	SWEEP PRINCIPAL DR		645,752.98	-
06/24/2009	06/24/2009	0000000377	LCT91750632400	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	15,245.36	-
06/24/2009	06/24/2009	D17590615018	LCT91751331100	SAME DAY DR TRANSFER		3,668.05	-
06/24/2009	06/24/2009	D17590615025	LCT91751331200	SAME DAY DR TRANSFER		484.13	-
06/24/2009	06/24/2009	D17590670451	LCT91751663700	SAME DAY DR TRANSFER		31,937.23	-
06/24/2009	06/24/2009	NONREF	S0691700B51501	SAME DAY CR TRANSFER		50,805.00
06/24/2009	06/24/2009	NONREF	S06917502AEA01	SAME DAY CR TRANSFER		273.88
= Indicates Calculated Balances

18 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/25/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
105,700.00	100,000.00	105,700.00	100,000.00	4	649,043.28	4	654,743.28	5,700.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/25/2009	06/25/2009	NONREF	10917603317 1	DEPOSIT*		36.60
06/25/2009	06/25/2009	NONREF	20917603312 1	SWEEP PRINCIPAL CR		645,752.98
06/25/2009	06/25/2009	NONREF	20917603313 1	ACH CREDIT		2,298.00
06/25/2009	06/25/2009	NONREF	30917603318 1	SWEEP PRINCIPAL DR		551,228.47	-
06/25/2009	06/25/2009	0000000377	LCT91760675400	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	6,215.10	-
06/25/2009	06/25/2009	D17691298894	LCT91761797500	SAME DAY DR TRANSFER	ASYST TECH (TAIWAN) LTD	20,786.30	-
06/25/2009	06/25/2009	D17691302672	LCT91761798000	SAME DAY DR TRANSFER		76,513.41	-
06/25/2009	06/25/2009	NONREF	S06917603D0401	SAME DAY CR TRANSFER		955.70
= Indicates Calculated Balances

19 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/26/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
100,000.00	104,900.00	100,000.00	100,000.00	6	1,323,961.16	5	1,319,061.16	4,900.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/26/2009	06/26/2009	NONREF	10917703327 1	DEPOSIT*		4,947.40
06/26/2009	06/26/2009	NONREF	10917703328 1	DEPOSIT*		39,604.29
06/26/2009	06/26/2009	NONREF	20917703319 1	SWEEP PRINCIPAL CR		551,228.47
06/26/2009	06/26/2009	NONREF	20917703321 1	ACH CREDIT		2,884.00
06/26/2009	06/26/2009	NONREF	30917703329 1	SWEEP PRINCIPAL DR		612,866.06-
06/26/2009	06/26/2009	17701559	F0091770488901	SAME DAY CR TRANSFER	ASYST TECHNOLOGIES INC	700,000.00
06/26/2009	06/26/2009	012291779094MM9O	G0191773629201	SAME DAY DR TRANSFER	CITIBANK EUROPE PLC	31,379.60	-
06/26/2009	06/26/2009	012291779094MN8G	G0191773706201	SAME DAY DR TRANSFER	CITIBANK EUROPE PLC	236,797.63	-
06/26/2009	06/26/2009	0000000377	LCT91770566200	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	14,103.35	-
06/26/2009	06/26/2009	D17791962878	LCT91771748800	SAME DAY DR TRANSFER		423,914.52	-
06/26/2009	06/26/2009	NONREF	S06917704D1501	SAME DAY CR TRANSFER		25,297.00
= Indicates Calculated Balances

20 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/29/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
104,900.00	109,900.00	100,100.00	100,000.00	4	626,314.56	3	621,314.56	5,000.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/29/2009	06/29/2009	NONREF	10918003335 1	DEPOSIT*		5,174.00
06/29/2009	06/29/2009	NONREF	20918003332 1	SWEEP PRINCIPAL CR		612,866.06
06/29/2009	06/29/2009	NONREF	30918003336 1	SWEEP PRINCIPAL DR		601,110.16	-
06/29/2009	06/29/2009	0000000377	LCT91800529000	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	19,707.20	-
06/29/2009	06/29/2009	D18092580776	LCT91801746800	SAME DAY DR TRANSFER		497.20	-
06/28/2009	06/29/2009	NONREF	S06917606ED401	SAME DAY CR TRANSFER		2,873.00
06/28/2009	06/29/2009	NONREF	S06917608DB801	SAME DAY CR TRANSFER		5,401.50
= Indicates Calculated Balances

21 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	06/30/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
109,900.00	136,700.00	104,800.00	100,000.00	4	1,848,707.16	14	1,821,907.16	26,800.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
06/30/2009	06/30/2009	NONREF	10918103353 1	DEPOSIT*		31,646.50
06/30/2009	06/30/2009	NONREF	20918103338 1	SWEEP PRINCIPAL CR		601,110.16
06/30/2009	06/30/2009	NONREF	30918103355 1	SWEEP PRINCIPAL DR		572,918.26	-
06/30/2009	06/30/2009	SWF OF 09.06.30	C0091811598101	SAME DAY CR TRANSFER		15,950.50
06/30/2009	06/30/2009	18102445	F0091810855A01	SAME DAY CR TRANSFER	ASYST TECHNOLOGIES INC	1,200,000.00
06/30/2009	06/30/2009	MCR 090629 01229	G0191801687301	SAME DAY DR TRANSFER	CITIBANK IRELAND FINANCIAL SERVICES	64.00	-
06/30/2009	06/30/2009	0000000377	LCT91810613800	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	15,571.67	-
06/30/2009	06/30/2009	D18193175883	LCT91812360400	SAME DAY DR TRANSFER		77,680.00	-
06/30/2009	06/30/2009	D18193142330	LCT91812427800	SAME DAY DR TRANSFER		10,523.58	-
06/30/2009	06/30/2009	D18193142324	LCT91812427900	SAME DAY DR TRANSFER		434,419.66	-
06/30/2009	06/30/2009	D18193142335	LCT91812428000	SAME DAY DR TRANSFER		220.00	-
06/30/2009	06/30/2009	D18193142319	LCT91812428200	SAME DAY DR TRANSFER		400,000.00	-
06/30/2009	06/30/2009	D18193142325	LCT91812428300	SAME DAY DR TRANSFER		85,101.09	-
06/30/2009	06/30/2009	D18193142314	LCT91812428400	SAME DAY DR TRANSFER		89,829.55	-
06/30/2009	06/30/2009	D18193142344	LCT91812439400	SAME DAY DR TRANSFER		2,000.00	-
06/30/2009	06/30/2009	D18193142341	LCT91812440000	SAME DAY DR TRANSFER		480.25	-
06/30/2009	06/30/2009	D18193142347	LCT91812447500	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES JAPAN, INC.	112,922.00	-
06/30/2009	06/30/2009	D18193142350	LCT91812453000	SAME DAY DR TRANSFER		20,177.10	-
= Indicates Calculated Balances

22 of 23

Account Statement Report
SELECTION CRITERIA

Branch	930	NEW YORK CITIBANK — CORPORATE
Account Number		ASYST TECHNOLOGIES-CONCENTRATI
Statement Date	06/01/2009 to 06/30/2009
Cheques	Include Cheques
Page Breaks	Yes
Sort By	Bank Reference	Ascending
Activity Only	No
User	MAY	LIU
Share	Private
Format	Adobe (PDF)
Favorite	Yes

23 of 23

80948
ASYST TECHNOLOGIES INC
DEBTOR IN POSSESSION
CASE NUMBER 09-43246
46897 BAYSIDE PARKWAY
FREMONT CA 94538
Account summary

Beginning balance on June 1, 2009		$6,609,035.46

Plus deposits
Electronic deposits		$3,773,126.23

Less withdrawals
Electronic (EFT) withdrawals	-$	2,389,867.44

Fees and service charges	-$	895.62

Transfers to other accounts	-$	860,000.00

Ending balance on June 30, 2009		$7,131,398.63
Commercial Checking
statement
June 1, 2009 to June 30, 2009
Account number
To contact us
Call
(800) 269-9050
Visit our web site
www.comerica.com
Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348
Important information
The following fees were eliminated effective 6/1/2009:
The additional session fee of $1.00/session for QuickBooks(R) Online Banking & Quicken(R) Online Banking for Business
The additional payment fee of $0.50/payment for QuickBooks(R) Online Banking Plus Bill Payment & Quicken(R) Online Banking with Bill Payment for Business
The FDIC Charge for June 2009 is $.1141/$1,000.
Thank you
Thank you for being a Comerica customer. We value the trust and confidence that you continue to place in us.

Commercial Checking statement
June 1, 2009 to June 30, 2009
Commercial Checking account details:
Electronic deposits this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

Jun 01	59,589.40			9488543105
Jun 01	8,550.00			9485001792
Jun 01	1,024.70			9488635243
Jun 01	168.60			9488476363
Jun 02	86,360.04			9488751115
Jun 03	82,848.74			9488042958
Jun 04	121,868.00			9485001367
Jun 04	13,060.00			9485001366
Jun 05	142,523.91			9488158778
Jun 05	65,189.63			9488158817
Jun 08	191,665.68			9488060243
Jun 08	16,066.50			9485001454
Jun 08	2,800.62			9485001453
Jun 08	2,745.31			9485001452
Jun 08	1,700.50			9488060227
Jun 09	805,303.96			9488925307
Jun 10	42,401.77			9488114005
Jun 10	2,847.50			9485001450
Jun 11	41,030.82			9488189257
Jun 11	12,964.35			9485001424
Jun 12	510,890.02			9488054147
Jun 12	85.00			9485001471
Jun 15	477,695.61			9488885421
Jun 16	26,441.00			9488753104
Jun 17	607,301.37			9488899561
Jun 17	27,744.00			9485001462
Jun 17	10,141.16			9485001461
Jun 18	19,215.80			9488487320
Jun 19	50,900.00			9488783814
Jun 19	6,168.89			9485001349
Jun 22	26,314.00			9485001413
Jun 22	15,887.01			9488596931
Jun 23	21,190.00			9485001423
Jun 23	5,055.00			9485001422
Jun 24	32,712.51			9488224512
Jun 24	19,735.50			9485001480
Jun 24	8,510.04			9485001479
Jun 24	1,836.00			9485001478
Jun 25	32,699.23			9488265096
Jun 26	77,560.23			9485001559
Jun 26	36,240.00			9488448203
Jun 26	131.30			9485001558
Jun 29	16,188.30			9488334220
Jun 30	31,284.73			9488431782
Jun 30	10,489.50			9485002146
Total Electronic Deposits: $3,773,126.23
Total number of Electronic Deposits: 45

Commercial Checking statement
June 1, 2009 to June 30, 2009
Commercial Checking:
Electronic withdrawals this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

Jun 12	-242,007.91			9485004905
Jun 26	-700,000.00			9485005510
Jun 26	-247,859.53			9485005509
Jun 30	-1,200,000.00			9485007249
Total Electronic Withdrawals: -$2,389,867.44
Total number of Electronic Withdrawals: 4
Fees and service charges this statement period

			Bank
			reference
Date	Amount ($)	Activity	number
Jun 11	-895.62	Service Charge	0006767425
Total Fees and Service Charges: -$895.62
Total number of Fees and Service Charges: 1
Transfers to other accounts this statement period

				Bank
				reference
Date	Amount ($)	Activity		number
Jun 10	-750,000.00	Axs Funds Transfer To Account	1892561034	0A76101957
Jun 24	-110,000.00	Axs Funds Transfer To Account	1892561034	0A77502952
Total Transferred to Other Accounts: -$860,000.00
Total number of Transfers to Other Accounts: 2

Lowest daily balance
Your lowest daily balance this statement period was $6,609,035.46 on June 1, 2009.

Commercial Checking statement
June 1, 2009 to June 30, 2009
Commercial Checking:
Please examine this statement promptly.
If there is an inaccuracy between your records and this statement contact us as soon as possible at the telephone number or address printed on the front page. You may want to retain this statement for your records.

Balancing Your Account	Before you start, please be sure to enter any transactions (interest, deposits, checks, withdrawals, Including Comerica ATM Card transactions and Comerica VISA Check Card or other charges) including those shown on your statement that are not listed in your account register.	Compare the amount of each check, plus other deposits and withdrawals listed on this statement, with the amount written in your account register.
A.	List any deposits not shown on this statement

Date	Amount

Total A: $
B.	List all checks and other withdrawals not shown on this statement

Check Number	Amount

Total B: $

Enter Balance from last date on this statement	$

Plus Total A	+$

Equals	=$

Minus Total B	-$

Equals Your Current Balance	=$
In Case of Errors or Questions About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number and address printed on the front page. For pre-authorized transfers (e.g., insurance payments, etc.) call the number printed on the front page of this statement or write the Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 48275-7570. For Comerica ATM card or Comerica Visa Check Card transactions, call the number printed on the front page of this statement or write us at Electronic Processing, P.O. Box 75000, Detroit, Michigan 48275-7584. For business account electronic transactions, we must hear from you no later than 30 days after we sent the FIRST statement on which the problem or error appeared.
I.	tell us your name and account number;

II.	describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why information;

III.	tell us the dollar amount of the suspected error.

Equal Opportunity Lender Rev. 07-05	MEMBER FDIC Page 4 of 4

80948
ASYST TECHNOLOGIES INC
PAYROLL ACCOUNT
DEBTOR IN POSSESSION
CASE NUMBER 09-43246
46897 BAYSIDE PARKWAY
FREMONT CA 94538
Account summary

Beginning balance on June 1, 2009		$70,959.79

Plus deposits
Transfers from other accounts		$860,000.00

Less withdrawals
Checks	-$	25,048.49

Electronic (EFT) withdrawals	-$	880,391.76

Ending balance on June 30, 2009		$25,519.54
Commercial Checking
statement
June 1, 2009 to June 30, 2009
Account number
To contact us
Call
(800) 269-9050
Visit our web site
www.comerica.com
Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348
Important information
The following fees were eliminated effective 6/1/2009:
The additional session fee of $1.00/session for QuickBooks(R) Online Banking & Quicken(R) Online Banking for Business
The additional payment fee of $0.50/payment for QuickBooks(R) Online Banking Plus Bill Payment & Quicken(R) Online Banking with Bill Payment for Business
The FDIC Charge for June 2009 is $.1141/$1,000.
Thank you
Thank you for being a Comerica customer. We value the trust and confidence that you continue to place in us.

Commercial Checking statement
June 1, 2009 to June 30, 2009
Commercial Checking account details:
Transfers from other accounts this statement period

			Bank
			reference
Date	Amount ($)	Activity	number

Jun 10	750,000.00	Axs Funds Transfer From Account	0A76101957
Jun 24	110,000.00	Axs Funds Transfer From Account	0A77502952
Total Transferred from Other Accounts: $860,000.00
Total number of Transfers from Other Accounts: 2
Checks paid this statement period

*	This symbol indicates a break in check number sequence

#	This symbol indicates an original item not enclosed

@	This symbol indicates a break in check number sequence and an original item not enclosed

			Bank
Check		Date	reference
number	Amount ($)	paid	number

6929	-1,554.85	Jun 05	0615318958
@ 14935	-245.00	Jun 02	0973385199
# 14936	-230.00	Jun 02	0973361122
# 14937	-523.74	Jun 01	0972972979
# 14938	-245.00	Jun 16	0976810070
# 14939	-113.47	Jun 18	0970064407
# 14940	-230.00	Jun 16	0976834081
# 14941	-523.74	Jun 15	0976454875
# 14942	-245.00	Jun 29	0972526786
# 14943	-230.00	Jun 30	0972898605
# 14944	-523.74	Jun 29	0972478738
@ 70539	-1,384.31	Jun 08	0974747436
@ 70545	-4,018.30	Jun 01	0972726489
# 70546	-1,479.15	Jun 03	0973568328
# 70547	-2,273.27	Jun 08	0974758430
# 70548	-3,185.28	Jun 03	0973558445
@ 70550	-1,745.39	Jun 19	0970333387
# 70551	-2,672.32	Jun 15	0976393436
@ 70553	-3,625.93	Jun 29	0972396909
Total checks paid this statement period: -$25,048.49
Total number of checks paid this statement period: 19
Electronic withdrawals this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

Jun 11	-432,322.24			9488957298
Jun 25	-448,069.52			9488355910
Total Electronic Withdrawals: -$880,391.76
Total number of Electronic Withdrawals: 2

Lowest daily balance

Your lowest daily balance this statement period was $25,519.54 on June 30, 2009.

Commercial Checking statement
June 1, 2009 to June 30, 2009
Commercial Checking:
Please examine this statement promptly.
If there is an inaccuracy between your records and this statement contact us as soon as possible at the telephone number or address printed on the front page. You may want to retain this statement for your records.

Balancing Your Account	Before you start, please be sure to enter any transactions (interest, deposits, checks, withdrawals, including Comerica ATM Card transactions and Comerica VISA Check Card or other charges) including those shown on your statement that are not listed in your account register.	Compare the am amount of each check, plus other deposits and withdrawals listed on this statement, with the amount written in your account register.
A.	List any deposits not shown on this statement

Date	Amount

Total A: $
B.	List all checks and other withdrawals not shown on this statement

Check Number	Amount

Total B: $

Enter Balance from last date on this statement	$
Plus Total A	+$
Equals	=$
Minus Total B	–$
Equals Your Current Balance	=$
In Case of Errors or Questions About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number and address printed on the front page. For pre-authorized transfers (e.g., insurance payments, etc.) call the number printed on the front page of this statement or write the Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 48275-7570. For Comerica ATM card or Comerica Visa Check Card transactions, call the number printed on the front page of this statement or write the Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 1275-7570. For Comerica ATM Card or Comerica Visa Check Card transactions, call the number printed on the front page of this statement or write us at Electronic Processing, P.O. Box 75000, Detroit, Michigan 48275-7584. For business account electronic transactions, we must hear from you no later than 30 days after we sent the FIRST statement on which the problem or error appeared.
I.	tell us your name and account number;

II.	describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why information;

III.	tell us the dollar amount of the suspected error.

Equal Opportunity Lender Rev. 07-05	MEMBER FDIC

Account Details
Requested Date: From: 06/29/2009 To: 07/01/2009
Generated On: 07/02/2009

Deposit Account	As of 06/29/2009
Account: ASYST TECHNOLOGIES INC — DEBTOR IN POSSESION

Account Summary	Amount
Opening Ledger Balance	$460.91
Total Debits(0)	$0.00
Total Credits(0)	$0.00
Closing Ledger Balance	$460.91
1 Day Float	$0.00
2 or More Days Float	$0.00
Available Balance	$460.91

Deposit Account	As of 06/30/2009
Account: ASYST TECHNOLOGIES INC — DEBTOR IN POSSESION

Account Summary	Amount
Opening Ledger Balance	$460.91
Total Debits(3)	$9,624,873.34
Total Credits(3)	$9,666,252.23
Closing Ledger Balance	$41,839.80
1 Day Float	$0.00
2 or More Days Float	$0.00
Available Balance	$41,839.80
Detail Credit Transactions

Date	Transaction Description	Bank Ref#	Cust Ref#	Amount
06/30/2009	FX 670230 KRW1629540000.00 1,481.40	280	0	$1,100,000.00
06/30/2009	FX 710234 KRW1629540000.00 1,286.90	750	0	$1,266,252.23
06/30/2009	FX 670221 JPY688390000.00 94.30000	270	0	$7,300,000.00
Detail Debit Transactions

Date	Transaction Description	Bank Ref#	Cust Ref#	Amount
06/30/2009	FX 709808 KRW1629540000.00 1,286.90	560	0	$1,266,252.23
06/30/2009	FX 703604 KRW1629540000.00 1,238.00	500	0	$1,316,268.17
06/30/2009	FX 703585 JPY688390000.00 97.75000	490	0	$7,042,352.94

Deposit Account	As of 07/01/2009
Account:3300594160-ASYST TECHNOLOGIES INC — DEBTOR IN POSSESION

Account Summary	Amount
Opening Ledger Balance	$41,839.80
Total Debits(0)	$0.00
Total Credits(0)	$0.00
Closing Ledger Balance	$41,839.80
1 Day Float	$0.00
2 or More Days Float	$0.00
Available Balance	$41,839.80-

Attachment 3 — Insurance Summary

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 07/07/2009

PRODUCER
MARSH RISK & INSURANCE SERVICES
345 CALIFORNIA STREET, SUITE 1300
CALIFORNIA LICENSE NO. 0437153
SAN FRANCISCO, CA 94104
Attn: AUDREY SEGAUD (415) 743-8632
J01897-ALL-E&O-09-10

INSURED
ASYST TECHNOLOGIES, INC.
ATTN: ROBERT DOBBIN
46897 BAYSIDE PARKWAY
FREMONT, CA 94538

INSURERS AFFORDING COVERAGE	NAIC #
INSURER A: Federal Insurance Company	20281
INSURER B:	
INSURER C:	
INSURER D:	
INSURER E:	

COVERAGES

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)	LIMITS	
A		GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS MADE [X] OCCUR GENERAL AGGREGATE LIMIT APPLIES PER: X POLICY / PRO-JECT / LOC	3583-90-95	07/01/2009	07/01/2010	EACH OCCURRENCE	$ 1,000,000
						DAMAGE TO RENTED PREMISES(Ea occurence)	$ 1,000,000
						MED EXP (Any one person)	$ 10,000
						PERSONAL & ADV INJURY	$ 1,000,000
						GENERAL AGGREGATE	$ 2,000,000
						PRODUCTS - COMP/OP AGG	$ 2,000,000
A		AUTOMOBILE LIABILITY X ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS X HIRED AUTOS NON-OWNED AUTOS Physical Damage Ded:	7354-12-64 $1,000 Comprehensive & Collision	07/01/2009	07/01/2010	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
						BODILY INJURY (Per person)	$
						BODILY INJURY (Per accident)	$
						PROPERTY DAMAGE (Per accident)	$
		GARAGE LIABILITY ANY AUTO				AUTO ONLY - EA ACCIDENT	$
						OTHER THAN AUTO ONLY: EA ACC	$
						AGG	$
A		EXCESS / UMBRELLA LIABILITY OCCUR / CLAIMS MADE DEDUCTIBLE RETENTION $	7984-87-97	07/01/2009	07/01/2010	EACH OCCURRENCE	$ 10,000,000
						AGGREGATE	$ 10,000,000
							$
							$
							$
		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? Y / N (Mandatory in NH) If yes, describe under SPECIAL PROVISIONS below				WC STATU-TORY LIMITS / OTH-ER	
						E.L. EACH ACCIDENT	$
						E.L. DISEASE - EA EMPLOYEE	$
						E.L. DISEASE - POLICY LIMIT	$
A		OTHER Errors & Omissions Liability	3583-90-95	07/01/2009	07/01/2010	LIMIT	$5,000,000

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

EVIDENCE OF INSURANCE ONLY

CERTIFICATE HOLDER SEA-001436238-01

OFFICE OF THE U.S. TRUSTEE
TRIAL ATTORNEY
ATTN: LYNETTE C. KELLY (USTP)
1301 CLAY STREET
SUITE 690N
OAKLAND, CA 94612-5217

CANCELLATION

AUTHORIZED REPRESENTATIVE
of Marsh Risk & Insurance Services Kristine W. Lai
Kristine W. Lai

CERTIFICATE OF LIABILITY INSURANCE producer I THIS CERTIFICATION IS ISSUED AS A MATTER OF INFORMATION MARSH RISK & INSURANCE SERVICES ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE 345 CALIFORNIA STREET, SUITE 1300 HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR CALIFORNIA LICENSE NO. 0437153 ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. Attn: AUDREY SEGAUD (415)743-8632 J01697-ALL-E&O-09-1Q INSURERS AFFORDING COVERAGE NAIC# ‘NSURED ASYST TECHNOLOGIES, INC. insurer* Federal Insurance Company 281 ATTN: ROBERT DOBBIN insurer b: 46897 BAYSIDE PARKWAY FREMONT, CA 94538 insurer d: insurer & COVERAGES THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS. EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. INSRlAOD-U TvoenritKiiBnurr Dm irvMiimmcu POLICY tFFEciWE policy EXPIRATION LTR INSRC TYPE OF INSURANCE POLICY NUMBER date (MiwopfWYV) date (HMTOOTYY) LIMITS general lability 3583-SO-95 07/01/2009 07/01/2010 each occurrence $ 1.000.000 v \ nnuucDniAi j cmcdjii i i/.om itu damage to rented .., i nnn nnn X COMMERCIAL GENERAL LIABILITY PREMISES(Ea occurrence) $ I,UUU,UUU Z HI CLAIMS MADE fx“l OCCUR MED EXP (Any one person) $ 10,000 PERSONAL«ADV INJURY $ 1,000,000 GENERAL AGGREGATE $2,000,000 GENERAL AGGREGATE LIMIT APPLIES PER PRODUCTS — COUP/OP AGC $ 2 000 000 xi policy rn jTcr i i log — ’ ‘ automobile liability 7354-12-64 07/01/2009 07/01/2010 comedo single limit . 1000000 X] ANY AUTO (Eaaccidsnl) * 1.UW.OOU ALL OWNED AUTOS BODILY INJURY $ SCHEDULED AUTOS (Perperson) X___HIRED AUTOS BOD1LY.NJURY $ NON-OWNED AUTOS (Pef aeeidenl) Physical Damage Ded: $1,000 Comprehensive & Collision ( a 1 $ GARAGE LIABILITY AUTO ONLY — EA ACCIDENT $ ANY AUTO OTHER THAN EAACC $ AUTO ONLY: * | AGG_* excess/umbrella liability 7984-87-97 07/01/2009 07/01/2010 each occurrence $ 10,000,000 ZJ OCCUR | | CLAIMS MADE — AGGREGATE $ 10,000,000 $ RETENTION $ WORKERS COMPENSATION AND j V\C STATU- I |OTH- EMPLOYERS’LIABILITY —JTORY.LIMITS I L-EB ANY PROPRIETOR/PARTNER/EXECUTIVE Y / N E.L. EACH ACCIDENT * OFFICER/MEMBER EXCLUDED? E.L, DISEASE-EA EMPLOY l disease-policy lim.t|$ OTHER A Errors & Omissions Liability 3583-90-95 07/01/2009 07/01/2010 LIMIT $5,000,000 DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSONS ADDED BY ENDORSEMENTOPECIAL PROVISIONS EVIDENCE OF INSURANCE ONLY CERTIFICATE HOLDER SEA-001436238-01 CANCELLATION SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE OFFICE OF THE U S TRUSTEE expiration date thereof, the issuing insurer will endeavor to mail TRIAL ATTORNEY 30 days written notice to the certificate holder named to the left, 1301 CLAY STREET but failure to do so shall impose no obligation or liability of any kind SUITE 690N upon the insurer, its agents or representatives. OAKLAND, CA 94612-5217 authorizedreprijsentative or Marsh risk & insurance Servlces-s Kristins W. Lai ACORD 25 (2009/01) © 1998-2009 ACORD CORPORATION. All Rights Reserved The ACORD name and logo are registered marks of ACORD

IMPORTANT
If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).
If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).
DISCLAIMER
This Certificate of Insurance does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.